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                                                                  EXHIBIT 23(2)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 15, 1996 included in Offshore Logistics, Inc.'s Form 10K for the year ended June 30, 1996 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

New Orleans, Louisiana
March 13, 1997